Exhibit (j)(1)
Consent of Independent Registered Public Accounting Firm
The Board of Trustees
Legg Mason Partners Variable Income Trust
We consent to the use of our reports dated February 16, 2010, with respect to the financial statements of Legg Mason Western Asset Variable Strategic Bond Portfolio and Legg Mason Western Asset Variable Global High Yield Bond Portfolio, each a series of Legg Mason Partners Variable Income Trust, as of December 31, 2009, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.
New York, New York
April 9, 2010

Consent of Independent Registered Public Accounting Firm
The Board of Trustees
Legg Mason Partners Variable Income Trust
We consent to the use of our report dated February 16, 2010, with respect to the financial statements of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio, a series of Legg Mason Partners Variable Income Trust, as of December 31, 2009, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.
New York, New York
April 9, 2010

Consent of Independent Registered Public Accounting Firm
The Board of Trustees
Legg Mason Partners Variable Income Trust
We consent to the use of our reports dated February 16, 2010, with respect to the financial statements of Legg Mason Western Asset Variable High Income Portfolio and Legg Mason Western Asset Variable Adjustable Rate Income Portfolio, each a series of Legg Mason Partners Variable Income Trust, as of December 31, 2009, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.
New York, New York
April 9, 2010